UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 29, 2005


                               MAC FILMWORKS, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


              333-70526                                  74-2820999
              ---------                                  ----------
       (Commission File Number)                      (I.R.S. Employer
                                                     Identification No.)


         9464 Mansfield Road, Suite A-1, Shreveport, Louisiana 71118
      -------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (318) 687-8785
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act.

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 29, 2005, Mac Filmworks, Inc. (the "Company") and Amity Entertainment, Inc. ("Amity") entered into a distribution agreement. Pursuant to the terms of the distribution agreement, Amity will have the exclusive rights to distribute a film titled "Creature From Black Lake" ("Film") until April 29, 2011. The Company will receive money derived from distribution of the Film after deducting the following fees payable to Amity: 1) a distribution fee of 35% of gross receipts from the exploitation and distribution of the Film; 2) distribution costs; and 3) a $20,000 advance made to the Company on April 29, 2005.






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               MAC FILMWORKS, INC.




                             By: /s/ JIM MCCULLOUGH
                                 ------------------------
                                 Jim McCullough,
                                 Chairman and Chief Executive Officer




DATE: June 9, 2005